UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2023

STARWOOD REAL ESTATE INCOME TRUST, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56046	82-2023409
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2340 Collins Avenue

Miami Beach, FL 33139

(Address of principal executive offices, including zip code)

(305) 695-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The information discussed under Item 7.01 of this Current Report on Form 8-K (the “Current Report”) is incorporated by reference into this Item 2.02.

Item 7.01 Regulation FD Disclosure.

On August 1, 2023, Starwood Real Estate Income Trust, Inc., a Maryland corporation (“SREIT” or the “Company”), released a stockholder presentation providing certain information regarding the Company. A summary of the presentation is set forth below, and the full presentation is posted on the Company’s website at www.starwoodnav.reit under the resources section. References herein to “we,” “us” or “our” refer to the Company and its subsidiaries unless the context specifically requires otherwise.

SREIT Q2 2023 Update

Since inception, SREIT has been focused on delivering to investors a unique combination of portfolio benefits, including stable, tax-efficient income, capital appreciation over time, a potential hedge against inflation and limited correlation to the equity and fixed income markets.1 We believe SREIT’s portfolio has delivered on these objectives and remains well-positioned for the long-term across three key areas driving performance: asset class selection, market selection, and debt structuring.

1.	Asset Class Selection

SREIT’s portfolio is 93% invested in asset classes we believe are well-positioned for today’s environment. This includes 82% in rental housing and industrial, two of the best performing asset classes today.

•

Rental Housing (69%): For the six months ended June 30, 2023, SREIT’s rental housing portfolio has maintained 95% occupancy and experienced rent growth across market rate multifamily and single-family rental above 5% over expiring leases (remaining relatively consistent over the last 90 days). SREIT’s affordable housing assets, which represent one-fourth of SREIT’s rental housing portfolio, recently experienced allowable rent increases of 8.3%.[2] We believe one key driver of the strong fundamentals across our rental residential portfolio is affordability. The average rent in our rental housing portfolio is $1,464 per month, which is 44% more affordable than the median U.S. mortgage payment of $2,627.[3]

•

Industrial (13%): Our industrial portfolio continues to hold at 98% occupancy. Over the first half of this year, as SREIT’s industrial leases have expired, rent increases have continued to average 49%.[4] SREIT’s industrial portfolio is concentrated in infill, last-mile, and infrastructure centric locations, where proximity to the end user and limited available land for new construction drives favorable supply/demand dynamics. Performance across the sector has been driven by a number of factors, including the continued growth in e-commerce activity, increased inventory levels, on-shoring of manufacturing activity, and faster delivery times to end users. In addition, we are seeing a significant decline in new construction starts due to higher financing costs and limited availability of debt.

•	Other: Floating-rate real estate loans represent another 5% of SREIT’s assets under management and are currently yielding 12% due to the steep rise in benchmark rates.

2.	Market Selection

Starwood has been investing in high-growth sunbelt markets for more than a decade due to higher levels of job, income, and population growth as well as low-to-no income taxes and better relative affordability when compared to the major gateway markets. SREIT’s portfolio is 75% allocated to the Southeast and Southwest. Our two biggest concentrations are in Florida and Texas; nearly 30% of our portfolio is located in these two states. Importantly, we have been more overweight in the Southeast with 59% allocated to these markets and 16% allocated to the Southwest. We also have almost no exposure to the higher cost markets such as New York, California, and Illinois, which are currently seeing population and employment declines. In addition, SREIT has approximately 10% of its portfolio located in international markets for further diversification.

3.	Debt Structuring

Currently, 99% of SREIT’s secured property debt is effectively fixed at approximately 3.5% and has five years of duration remaining.5 In addition, we have minimal debt maturities over the next three years with 1% maturing in 2023, 1% maturing in 2024, and 9% maturing in 2025. We believe this will help SREIT navigate through the current higher yield environment.

Performance Update – as of June 30, 20236

After including the current 4.9% annualized distribution rate, SREIT delivered a total return of -3.25% YTD, 11.14% annualized over the prior three years and 10.49% annualized inception to date.

Throughout the first half of the year, we had many positive fundamental drivers — including maintaining high occupancy, continued rent growth across our core sectors, expanding net operating income across the portfolio, and establishing a strong balance sheet with a fixed, low-cost of debt, which enabled us to maintain strong distributable cash flow around 5%. These positives were outweighed by a modest decrease in the value of SREIT’s real estate resulting from higher interest rates and therefore higher cap rates.

SREIT utilizes a rigorous, systematic, and independent valuation approach where our net asset value (“NAV”) is determined by third-party appraisals and a leading third-party valuation advisor every quarter-end. In an environment like we are in today, with transaction volumes down 60-70% across our core sectors of multifamily and industrial, we believe this third-party valuation process provides important checks and balances.

Share Repurchase and Liquidity

SREIT’s June 2023 repurchase requests were 3.2% of NAV; therefore, 32.9% of each investor’s share repurchase requests were satisfied. SREIT’s structure continues to provide investors with liquidity over time, as it was designed. Investors who started redeeming in November 2022, when repurchase requests were first prorated, have received approximately 99% of their money back in eight months.

We are pleased to see requests come down for the second consecutive month. Our June 2023 repurchase requests declined by 24% month-over-month and represent our lowest level of requests since October 2022 and were approximately 43% lower than our peak in January 2023.

As of the end of June 2023, SREIT maintained access to approximately $1.7 billion of liquidity or 14% of NAV in the form of cash, marketable securities, and lines of credit.

Asset Sales

We are thoughtfully planning for and executing strategic asset sales with the goal to further strengthen our balance sheet as well as improve SREIT’s overall portfolio composition and performance for the long-term. We believe this will enable SREIT to (a) maintain liquidity should repurchase requests persist (and although they continue to trend lower, we endeavor to manage the business conservatively with downside protection in mind), and (b) be in an enhanced position to deploy dry powder into better risk/reward investments (such as allocating additional capital into SREIT’s target sectors and markets or originating real estate loans given higher yields and tighter lending standards) or reduce portfolio leverage should repurchase requests continue to slow.

Summary

SREIT owns good quality assets, in the better performing sectors (overweight in the rental housing and industrial sectors), across the right markets in the Southeast and Southwest United States, with some modest international exposure. We believe our portfolio is uniquely positioned. It would be very challenging to replicate our portfolio construction in the scale we have given the very limited transaction volume and where interest rates are today. Our debt, in particular, is irreplaceable at 3.5% interest rates and five years of duration remaining. We continue to emphasize that asset class selection, market selection, and debt structuring will be the key drivers of real estate performance moving forward.

Disclosures

Past performance does not guarantee future results. Financial data is estimated and unaudited. All figures as of June 30, 2023 unless otherwise noted. Opinions expressed reflect the current opinions of SREIT as of the date appearing in the materials only and are based on SREIT’s opinions of the current market environment, which is subject to change. Certain information contained in the materials discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice.

Starwood Proprietary Data. Certain information and data provided herein is based on Starwood REIT Advisor, L.L.C.’s (“Starwood”) proprietary knowledge and data. Portfolio companies may provide proprietary market data to Starwood, including about local market supply and demand conditions, current market rents and operating expenses, capital expenditures and valuations for multiple assets. Such proprietary market data is used by Starwood to evaluate market trends as well as to underwrite potential and existing investments. While Starwood currently believes that such information is reliable for purposes used herein, it is subject to change, and reflects Starwood’s opinion as to whether the amount, nature and quality of the data is sufficient for the applicable conclusion, and no representations are made as to the accuracy or completeness thereof.

Third Party Information. Certain information contained in this material has been obtained from sources outside Starwood, which in certain cases have not been updated through the date hereof. While such information is believed to be reliable for purposes used herein, no representations are made as to the accuracy or completeness thereof and none of Starwood, SREIT, nor any of their affiliates takes any responsibility for, and has not independently verified, any such information.

Trends. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of, future events or results.

1.

There can be no assurance we will meet our investment objectives. The payment of distributions is not guaranteed and distributions may come from the sale of assets, offering proceeds or borrowings. While our shares are less volatile, they have limited liquidity compared to publicly traded real estate investment trusts. The appraisal of properties is subjective and any volatility smoothing biases in the appraisal process may lower the volatility of our NAV and cause our NAV to not accurately reflect the actual value of such properties. There are limitations on the number of repurchases we may make in a given month or quarter, and we may choose to repurchase only some, or even none, of shares submitted for repurchase. See SREIT’s prospectus, periodic reporting and www.starwoodnav.reit for more information on the share repurchase plan.

2.	Affordable Housing estimated rents reflect Starwood Proprietary Data and expectations of market/legal rent growth.

3.	Redfin as of July 13, 2023. The average rent in our multifamily portfolio is approximately $1,464 per month.

4.

Rent increases on recent SREIT industrial leasing represent leasing spreads and compare new or renewal rents to prior rents or expiring rents, as applicable. Vacancy reflects trailing 12-month average in SREIT’s industrial portfolio.

5.	Secured property debt; includes fixed-rate debt plus floating-rate debt that is hedged with interest rate caps and swaps.

6.

Represents Class I shares. For performance of SREIT’s other share classes, please visit www.starwoodnav.reit/performance. Returns shown reflect the percent change in the NAV per share from the beginning of the applicable period, plus the amount of any distribution per share declared in the period. All returns shown assume reinvestment of distributions pursuant to SREIT’s distribution reinvestment plan, are derived from unaudited financial information, and are net of all SREIT expenses, including general and administrative expenses, transaction-related expenses, management fees, performance participation allocation, and share class-specific fees, but exclude the impact of early repurchase deductions on the repurchase of shares that have been outstanding for less than one year. Three year returns are annualized utilizing a compounding method and consistent with the IPA Practice Guideline 2018, as reported in the IPA/Stanger Monitor (initial issuance in Q1 2019). Inception to date returns are annualized utilizing a compounding method and consistent with the IPA Practice Guideline 2018, as reported in the IPA/Stanger Monitor (initial issuance in Q1 2019). The inception date for each of the Class I, S, D and T shares is December 21, 2018. The returns have been prepared using unaudited data and valuations of the underlying investments in SREIT’s portfolio, which are estimates of fair value and form the basis for SREIT’s NAV. Valuations based upon unaudited reports from the underlying investments may be subject to later adjustments, may not correspond to realized value and may not accurately reflect the price at which assets could be liquidated. As return information is calculated based on NAV, return information presented will be impacted should the assumptions on which NAV was determined prove to be different. Past performance is not necessarily indicative of future results. Year to date returns are not annualized.

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing. This Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD. The information in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities.

Forward-Looking Statement Disclosure

This material contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “identified,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “confident,” “conviction” or other similar words or the negatives thereof. These may include financial estimates and their underlying assumptions, statements about plans, objectives, intentions, and expectations with respect to positioning, including the impact of macroeconomic trends and market forces, future operations, repurchases, acquisitions, future performance and statements regarding identified but not yet closed acquisitions. Such forward-looking statements are inherently subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in SREIT’s annual report for the most recent fiscal year, and any such updated factors included in SREIT’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or SREIT’s public filings). Except as otherwise required by federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARWOOD REAL ESTATE INCOME TRUST, INC.

Date: August 1, 2023	By:	/s/ Matthew Guttin
Matthew Guttin
Chief Compliance Officer and Secretary